UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23782

California First Leasing Corporation
(Exact name of registrant as specified in charter)

5000 Birch Street, Suite 500, Newport Beach, CA 92660
(Address of principal executive offices)

Glen T. Tsuma
California First Leasing Corporation
5000 Birch Street, Suite 500
Newport Beach, CA 92660
(Name and address of agent for service)

Registrant’s telephone number, including area code: 949-255-0500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1(a). Reports to Stockholders

California First Leasing Corporation ‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗

Annual Report

For the Year Ended June 30, 2022

California First Leasing Corporation, (OTCQX: CFNB, “CalFirstLease” or the “Company”), headquartered in Newport Beach, California, registered as an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) in February 2022 as the Company may meet the definition of an investment company under the 1940 Act. The Company continues its lease business while using equity investments to maximize current income and generate capital appreciation while preserving capital and liquidity. At June 30, 2022, the Company’s equity securities of $131.6 million represented 81% of the Company’s total assets (exclusive of government securities and cash items) while the investment in lease assets of $28.0 million represented 17.2% of such assets.

An investment in the Company’s common stock involves certain risks, including the risk of loss. The shares of common stock are not deposits or obligations of, or guaranteed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency. A registration statement dated July 20, 2022 (the “Registration Statement”) containing additional information about the Company has been filed with the Securities and Exchange Commission (the “SEC”). Investors should carefully consider the Company’s objectives and risks detailed in the Registration Statement and in this Annual Report that may adversely affect the Company’s shareholders’ equity and stock price and may make an investment in the Company not appropriate for all investors.

Statements made in this report that are not strictly historical in nature constitute “forward-looking statements.” Forward-looking statements involve management assumptions, risks and uncertainties and include, but are not limited to, beliefs regarding investments in equity securities, swings in stock prices and the potential for this to cause significant volatility in reported net earnings, projected changes in lease originations and in the lease portfolio, the credit quality of the lease and loan portfolio, the adequacy of reserves for credit losses, impact of external events on business activities and opportunities, estimates of expected tax rates applicable to future periods, impact of changes in interest rates and equity and fixed income markets.  Such forward-looking statements involve known and unknown risks and uncertainties and factors that could cause actual results to differ materially include political, economic, competitive, market, regulatory and other risks, including the novel coronavirus disease (“COVID-19”) outbreak and measures taken in response to it for which future developments are highly uncertain and difficult to predict. Consequently, if management assumptions prove to be incorrect or such risks or uncertainties materialize, the Company’s actual results could differ materially from the results forecast in the forward-looking statements.  All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this information to reflect events or circumstances arising after the date hereof (August 16, 2022).

California First Leasing Corporation	Annual Report for June 30, 2022

Selected Financial Data

The following table sets forth selected financial data and operating information of the Company.  The selected data should be read in conjunction with the Financial Statements and notes thereto and management's Discussion of Performance and Results of Operations contained herein. Through February 26, 2021, the Company operated as a bank holding company. Effective with registering in February 2022 as an investment company under the 1940 Act, the Company’s financial statements and discussion of results are revised to conform to 40 Act requirements, and presentation of prior period operating results have been revised accordingly.

	YEAR ENDED JUNE 30,
	2022	2021	2020
	(thousands, except per share data)
Statement of Operations
Dividends and interest	$4,008	$2,845	$3,788
Realized and unrealized securities gain (loss)	(23,514)	38,770	(9,892)
Investment Income (loss)	(19,506)	41,615	(6,104)
Finance and loan income, net	2,287	3,858	6,162
Release of reserves	215	298	582
Other lease income	1,251	3,281	4,677
Gain on sale of Bank	-	2,343	-
Lease Income	3,753	9,780	11,421
Investment and Lease Income (loss)	(15,753)	51,395	5,317
Operating Expenses (1)	3,034	4,273	5,607
Income tax (benefit) expense	(6,126)	10,891	2,073
Net Income (loss)	$(12,661)	$36,231	$(2,363)

Net income (loss) per share	$(1.23)	$3.52	$(0.23)
Dividends paid per share	$0.56	$0.54	$0.52
Number of shares outstanding	10,284	10,284	10,284

	AS OF JUNE 30,
Balance Sheet Data	2022	2021	2020
Shareholders' equity	$211,880	$230,300	$199,623
Cash and money market accounts	53,808	37,045	154,122
Equity securities	131,637	160,125	51,339
Lease and loan assets	24,846	39,030	51,962
Total assets	$216,516	$242,917	$267,760

(1)    Interest expense paid on bank deposits for periods prior to the bank sale in February 2021, $39,127 in fiscal 2021 and $373,000 in fiscal 2020, have been added to operating expenses.

Discussion of Performance and Results of Operations

The Company’s operating results are comprised of two primary components:

•         Investment income from cash and publicly traded equity securities including current income from dividends, realized and unrealized gains or losses in the value of the securities, and interest earned on money market balances.

•         Lease income includes direct finance and interest income earned from leases and loans, as well as other income from sales of leased property, sales of leases and operating lease income.

The Company’s periodic earnings can fluctuate widely due to including gains and losses on equity securities, including unrealized amounts, that are determined based on stock prices on the last day of a fiscal quarter. Past performance is no guarantee of future results.

For the three months ended June 30, 2022, the Company reported a net loss of $21.0 million, or $(2.04) per share. For the year ended June 30, 2022, the net loss was $12.7 million, or $(1.23) per share. The net asset value per share of $20.60 per share at June 30, 2022 was down 9.0% from $22.64 per share at March 31, 2022 and 8.0% from $22.39 at June 30, 2021. The total return to shareholders, inclusive of dividends, was -9.0% for the fourth quarter and -5.5% for year ended June 30, 2022.

California First Leasing Corporation	Annual Report for June 30, 2022

(in thousands, except per share data)	Three Months		Year ended
	Ended June 30		Ended June 30
	2022	2021	2022	2021
Dividends and interest	$980	$851	$4,008	$2,845
Realized and unrealized securities gain (loss)	(30,868)	7,104	(23,514)	38,770
Investment Income (loss)	(29,888)	7,955	(19,506)	41,615
Direct finance and loan income	484	800	2,287	3,858
Release of reserves	50	125	215	298
Other lease income	505	392	1,251	5,624
Lease Income	1,039	1,317	3,753	9,780
Operating Expenses	769	859	3,034	4,273
Income taxes	(8,660)	2,100	(6,126)	10,891
Net Income (loss)	$(20,958)	$6,313	$(12,661)	$36,231

Beginning Net Asset Value (NAV) per share	$22.64	$21.78	$22.39	$19.41
Net income (loss) per share	(2.04)	0.61	(1.23)	3.52
Dividends paid per share	0.00	0.00	0.56	0.54
Net Asset Value per share, end of period	$20.60	$22.39	$20.60	$22.39

Total return (1)
CFNB, based on NAV	(9.0)%	2.8%	(5.5)%	18.1%
S&P 500® (TR) Index	(16.1)%	(7.9)%	(10.6)%	40.8%

(1)

Total return for the Company is an after-tax amount. The S&P 500 (TR)”), an unmanaged benchmark of large U.S. corporations, assumes reinvestment of all distributions, and includes capital gains and distributions in the return calculation but does not include a deduction for expenses or taxes. It is not possible to invest directly in an index.

Investment Operations

The U.S. equity markets produced negative results for both the three and twelve months ended June 30, 2022. As inflationary pressures persisted, the Federal Reserve increased short-term interest rates three times between March and June 2022, with a fourth increase in July 2022. U.S. equities lost ground as rising interest rates and Russia’s invasion of Ukraine weighed on the financial markets and oil prices rose to levels not seen since 2008. The economy contracted by over 1% in the first quarter of calendar 2022, the first negative quarter since 2020, and initial data points toward a similar decline in the second quarter. We expect a challenging economic and earnings environment, as sustained elevated inflation and tightening monetary policy represent headwinds to growth and equity market returns.

The Company focuses on investing in fairly valued public companies that we expect to generate excess cash flow that supports consistent and attractive returns from substantial growth and appreciation through reinvestment in the business or through dividends. A high percentage of the investment portfolio generally is invested in U.S. large capitalization equities. The Company does not specialize in any specific industry, however, from time to time the Company holds significant positions in certain sectors that it believes offer the opportunity for long-term returns but may underperform in certain market environments.

Allocation of Securities	June 30, 2022		March 31, 2022
($ in 000's)
US Large Cap Equities	$116,051	88%	$138,774	77%
US Mid Cap Equities	8,715	7%	21,141	12%
US Small Cap Equities	17	0%	5,909	3%
Developed Markets, Non-US	5,870	4%	10,086	6%
Emerging Market Equities	-	0%	3,086	2%
Fixed income	984	1%	1,107	1%
	$131,637	100%	$180,103	100%

* Market capitalization classification based on information from Wells Fargo Advisors.

After a strong start during the first half of fiscal 2022, the Company’s equity securities portfolio produced a -5.5% return in fiscal 2022 compared to a -10.6% all-in return on the benchmark S&P 500® Index for the 12 months ended June 30, 2022. These results included a -9.0% return for CFNB in the fourth quarter of fiscal 2022 compared to a -16.1% return on the S&P 500® Index for the 3 months ended June 30, 2022.

Following the realization of $8.6 million of gains through the third quarter, amidst the continued market downturn of the fourth fiscal quarter the Company realized losses of $9.7 million to offset taxable gains recognized in fiscal 2022 and 2021. Largest losses realized in the fourth fiscal quarter related to Skyworks Solutions, Warner Bros Discovery and Alibaba Grp, all which the Company believe still offer further opportunity and remains committed to.

California First Leasing Corporation	Annual Report for June 30, 2022

The Company’s performance relative to the broader market reflects better performance by large cap, value stocks, particularly oil companies benefitting from rising oil prices, while more volatile growth and technology stocks suffered as the markets turned down. This environment reversed somewhat toward the end of the June 2022 quarter as valuation levels came down from high levels and big-name growth stocks moved into value territory. Exxon Mobil produced the only meaningful positive return in the fourth quarter of fiscal 2022, and with AbbVie, CVS Health and Schlumberger contributed strong positive returns for the year. Largest losses recognized during the fourth quarter were from Applied Materials and Cleveland-Cliffs, followed by Marvell Technology Group, Ford Motor Company and Alphabet Inc. Collectively, losses in six semiconductor related stocks accounted for 42% of the loss on equity securities in the fourth quarter of fiscal 2022.

The equity securities portfolio at June 30, 2022 consisted of common stock holdings in 34 public companies and 1 investment fund, all with readily available stock prices, compared to 32 public companies at June 30, 2021 and 22 companies at June 30, 2020. During fiscal 2022, the Company invested $67.6 million in 16 existing holdings and 18 new positions. It also sold 30 positions for $72.6 million, realizing a net loss of $1.2 million. The distribution of the Company’s equity securities across four industry groups at June 30, 2022 and the comparative gains or losses by group is summarized below:

(in thousands)		Unrealized
	Cost Basis	Gains	(Losses)	Fair Value
as of June 30, 2022
Commercial / Industrial	$65,534	$11,062	$(7,537)	$69,059
Consumer	29,533	363	(2,359)	27,537
Financial	15,191	1,472	(1,219)	15,444
Healthcare	14,983	4,614	-	19,597
	$125,241	$17,511	$(11,115)	$131,637

Ten Largest Holdings at June 30, 2022 as a percent of net assets
Exxon Mobil	6.50%
Alphabet Inc.	5.40%
Bristol Myers Squibb	4.83%
Applied Materials	4.38%
Verizon Communications	4.16%
Qualcomm Inc	4.03%
Cigna Corp New	3.82%
Ford Motor Company	3.14%
British American Tobacco	2.77%
Marvell Technology Group	2.66%

Interest and Dividend Income

A key component of the Company’s strategy is to generate current income on its investments through dividends, in addition to the opportunity to realize investment returns from appreciation in stock values. Of the 32 stock positions held at June 30, 2022, 22 pay a dividend, accounting for 86% of the fair value of equity securities at June 30, 2022. The following table presents the Company’s average balances and yields earned on investments for the periods shown:

Investment assets	Period Ended:			Period Ended:
($ in thousands)	June 30, 2022			June 30, 2021
	Average			Average
	Balance	Income	Yield	Balance	Income	Yield (1)
Three Months
Money Market and bank deposits	$42,136	$81	0.77%	$50,336	$8	0.06%
Equity securities	157,253	899	2.29%	146,230	843	2.31%
	$199,389	$980	1.97%	$196,566	$851	1.73%
Twelve Months
Money Market and bank deposits	$32,407	$98	0.30%	$98,971	$94	0.09%
Equity securities	170,845	3,910	2.29%	102,169	2,751	2.69%
	$203,252	$4,008	1.97%	$201,140	$2,845	1.41%

Total dividend and interest income for the fourth quarter ending June 30, 2022 of $980,000 increased 15.2% as a 7% increase in dividend income on a comparable increase in average balances was augmented by higher rates earned on money market accounts where the average yield increased by 71 basis points. For the full 2022 fiscal year, dividend and interest income from investments increased 40.9% to $4.0 million from $2.8 million for the prior year. Dividend income increased $1.2 million or 42% as average equity security balances increased 67% to $170.8 million while the average yield declined by 40 basis points to 2.29%. Interest income for fiscal 2022 increased only 4% as average cash balances declined 67% to $32 million, but were offset by a 21-basis point increase in average yield.

California First Leasing Corporation	Annual Report for June 30, 2022

Lease Operations

2022 lease bookings of $6.8 million were down from $31.8 million of bookings in fiscal 2021. Fiscal 2022 lease originations of $82 million included the brokering of three large leases, leaving the backlog of approved lease commitments of $8.0 million at June 30, 2022, compared to $5.3 million at June 30, 2021.  Transactions in process of $2.7 million at June 30, 2022 are up from $1.75 million at June 30, 2021.

Finance and loan income of $2.3 million for fiscal 2022 was down 40.7% due to a 32.5% decrease in average balances to $31.2 million and a 101-basis point decrease in the average yield to 7.34%.  The prior year benefitted from accelerated finance income from early lease terminations that boosted the average yield by 127 basis points.   The following table presents the Company’s average lease and loan balances, finance and loan income and related yields earned, presented on an annualized basis.

Lease Operations	Period Ended			Period Ended:
($ in thousands)	June 30, 2022			June 30, 2021
	Average			Average
	Balance	Income	Yield	Balance	Income	Yield
Three Months
Net investment in leases	$23,399	$453	7.74%	$37,136	$763	8.22%
Commercial loans	3,262	31	3.80%	3,600	37	4.11%
Lease and loan assets	$26,661	$484	7.26%	$40,736	$800	7.86%
Twelve Months
Net investment in leases, net	$27,770	$2,129	7.67%	$42,600	$3,720	8.73%
Commercial loans	3,387	158	4.66%	3,581	138	3.85%
Lease and loan assets	$31,157	$2,287	7.34%	$46,181	$3,858	8.35%

Other Lease Income – For the year ended June 30, 2022, other lease income of $1.5 million was down from $5.9 million for the prior year that included a $2.3 million gain realized on the sale of the Company’s bank subsidiary.  Excluding the gain on that sale, the $2.1 million decline in other lease income in fiscal 2022 from $3.6 million in fiscal 2021 was primarily due to a $2.2 million decrease in income from end of term transactions, offset by $328,600 of income related to employee retention credits.

Included with other lease income is income or costs related to the allowance for credit losses. During fiscal 2022, the Company released reserves of $215,000 from the allowance for credit losses, compared to a release of $297,634 of reserves in fiscal year 2021. The fiscal 2022 release reflected the 36% decline in the lease and loan portfolio since June 30, 2021, while the Company saw no decrease in credit quality or increase in non-performing leases.  At June 30, 2022, the allowance for credit losses of $360,600, 1.4% of the investment in leases and loans, is down from 1.6% at June 30, 2021 and is considered to be appropriate for the consolidated portfolio.

The lease and loan portfolio is geographically diverse and distributed across a spectrum of industry groups.  The top five industries and geographic locations at June 30, 2022 and 2021 are shown below:

	June 30, 2022		June 30, 2021
Industry	Balance	Percent	Balance	Percent
Educational services	$9,355	37.1%	$11,939	30.2%
Manufacturing - automotive	4,200	16.7%	6,670	16.8%
Public administration	3,171	12.6%	2,722	6.9%
Agriculture and food products	3,041	12.1%	3,507	8.9%
Healthcare and social services	1,104	4.4%	5,265	13.3%
Top five	20,871	82.9%	30,103	76.0%
All other industries	4,316	17.1%	9,490	24.0%
	$25,187	100%	$39,593	100%
States
Michigan	$4,378	17.4%	$7,102	17.9%
Rhode Island	2,609	10.4%	2,120	5.4%
New York	2,536	10.1%	5,706	14.4%
California	2,411	9.6%	4,223	10.7%
Louisiana	2,022	8.0%	2,488	6.3%
Top five	13,955	55.4%	21,638	54.7%
All other states	11,232	44.6%	17,954	45.3%
	$25,187	100.0%	$39,593	100.0%

California First Leasing Corporation	Annual Report for June 30, 2022

At June 30, 2022, approximately 36.6% of the portfolio was with public and private colleges and universities, up from 29.1% at June 30, 2021, while automotive parts manufacturing was 16.7% related to one lease booked with one lessee in fiscal 2021. Approximately 12.6% of the portfolio consists of tax-exempt leases with municipalities, up from 6.9% at June 30, 2021. The higher share in the education field reflects the reduced size of the portfolio and the continued importance of this market to the Company’s objectives. The universities and colleges are located throughout the United States, and at June 30, 2022 the group includes over 48 leases with 30 different institutions and no university represents more than 8% of the portfolio.

Operating Expenses – The Company’s operating expenses for the year ended June 30, 2022 decreased by 29.0% to $3.0 million compared to $4.3 million the year before.  The decrease in fiscal 2022 included a $1.1 million, or 34.8% decline in compensation costs while the elimination of bank related expenses was offset in part by costs of registering as an investment company.

Income Taxes – For the year ended June 30, 2022, the net tax benefit of $6.13 million included a provision at an effective tax rate of 13.7% on pretax earnings of $4.73 million excluding the equity securities loss; this slightly offset the tax benefit of $6.77 million on the equity security loss of $23.51 million.  The effective tax rate reflects the benefit the Company receives from the dividends received exclusion. The equity loss included net realized taxable losses of $1.2 million on the sale of equity securities, calculated as the difference between sales proceeds and the original cost, which losses may have been recognized in prior years’ earnings.

The components of earnings and taxes are summarized as follows:

	Year ended June 30,
(dollars in thousands)	2022	2021
Pretax earnings excluding securities gain (loss)	$4,727	$8,352
Gain (loss) on securities	(23,514)	38,770
Pretax earnings (loss)	(18,787)	47,122
Income tax expense excluding securities gain (loss)	646	2,109
Income tax expense (benefit) on securities gain (loss)	(6,772)	10,934
Income tax valuation allowance	-	(2,152)
Net tax expense	(6,126)	10,891
Net earnings excluding equity gain (loss)	4,081	6,243
Net equity portfolio gain (loss)	(16,742)	29,988
Net earnings (loss)	$(12,661)	$36,231

Subsequent Event

In August 2022, the Board of Directors increased the authorization to repurchase shares to 1,000,000 shares of the Company’s common stock. This authorization does not obligate the Company to acquire any particular amount of its common stock and the amount and timing of repurchases will be solely at the discretion of management based on its evaluation of market conditions and other factors.

California First Leasing Corporation	Annual Report for June 30, 2022

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors
California First Leasing Corporation
Newport Beach, California

Report on the Audit of the Financial Statements

Opinion

We have audited the accompanying statements of assets, liabilities and stockholders’ equity of California First Leasing Corporation as of June 30, 2022 and 2021, including the statement of investments as of June 30, 2022, and the related statements of operations, stockholders’ equity, and cash flows for each of the years in the three-year period ended June 30, 2022, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the years in the three-year period ended June 30, 2022.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of California First Leasing Corporation as of June 30, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2022 and the financial highlights for each of the years in the three-year period ended June 30, 2022, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of California First Leasing Corporation, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements and financial highlights that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements and financial highlights, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about California First Leasing Corporation’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements and financial highlights.

California First Leasing Corporation	Annual Report for June 30, 2022

In performing an audit in accordance with GAAS, we:

•         Exercise professional judgment and maintain professional skepticism throughout the audit.

•         Identify and assess the risks of material misstatement of the financial statements and financial highlights, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and included confirmation of securities owned as of June 30, 2022, by direct correspondence with custodians.

•         Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of California First Leasing Corporation’s internal control. Accordingly, no such opinion is expressed.

•         Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements and financial highlights.

•         Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about California First Leasing Corporation’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Laguna Hills, California

August 16, 2022

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California First Leasing Corporation	Annual Report for June 30, 2022

STATEMENT OF INVESTMENTS

June 30, 2022

Industry – Percent of Net Assets	Company	Shares	Market Value
Auto Manufacturers - 3.14%	Ford Motor Company	597,300	$6,647,949

Banks - Diversified - 3.94%	Bank of America Corporation	117,500	3,657,775
	Citigroup Inc.	16,700	768,033
	Wells Fargo & Co	100,400	3,932,668
			8,358,476

Capital Markets - 2.61%	Goldman Sachs	18,600	5,524,572
Credit Services - 0.27%	Credit Acceptance Corporation (1)	1,220	577,560
Drug Manufacturers - 4.83%	Bristol Myers Squibb	132,800	10,225,600

Entertainment - 0.74%	Comcast Corporation	38,935	1,527,809
	Disney Walt Company (1)	200	18,880
	Warner Bros Discovery (1)	1,000	13,420
			1,560,109
Financial - 0.46%	Pimco Muni Income Fund III	106,754	984,272
Healthcare Plans - 4.42%	Cigna Corp New	30,710	8,092,699
	United Health Group	2,489	1,278,425
			9,371,124

Internet Content & Information - 6.46%	Alphabet Inc. (1)	5,255	11,452,011
	Meta Platforms Inc (1)	13,907	2,242,504
			13,694,515
Oil & Gas Equipment & Services - 2.90%	Ovintiv Inc.	34,725	1,534,498
	Schlumberger LTD	129,000	4,613,040
			6,147,538

Oil & Gas Integrated -6.50%	Exxon Mobil	160,800	13,770,912
Recreational Vehicles -0.00%	Thor Industries	100	7,473
Rental & Leasing Services -0.01%	United Rentals Inc. (1)	70	17,004
Scientific & Technical Instruments - 0.00%	Sensata Technologies	100	4,131
Semiconductor Equip & Materials - 4.38%	Applied Materials	102,000	9,279,960
Semiconductors - 9.23%	Advanced Micro Devices Inc. (1)	11,600	887,052
	Marvell Technology Group	129,500	5,637,135
	Micron Technology Inc	81,300	4,494,264
	Qualcomm Inc	66,850	8,539,419
	Skyworks Solutions Inc.	100	9,264
			19,567,134

Specialty Business Services - 0.01%	Global Payments Inc.	150	16,596
Specialty Chemicals -1.36%	Dupont De Nemours	51,940	2,886,825
Specialty Retail - 0.00%	Sportmans Warehouse Holdings Inc. (1)	1,000	9,590
Steel --1.73%	Cleveland-Cliffs Inc. (1)	239,000	3,673,430

Telecom Services - 6.34%	AT & T Inc.	220,000	4,611,200
	Verizon Communications	173,750	8,817,813
			13,429,013
Tobacco - 2.77%	British American Tobacco	136,700	5,865,797
Travel Services - 0.01%	Booking Holdings Inc (1)	10	17,490
			$131,637,070
Bank Deposits - 0.51%	California First National Bank		1,085,536
Money Market Mutual Funds - 24.88%	JP Morgan Prime Money Mkt 3605		40,060,723
	Goldman FSQ Money Market		12,662,005
Total Equity Securities, Cash and Cash Equivalents - 87.52%			$185,445,334
Net Assets at June 30, 2022			$211,880,582
(1) Non-income producing

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2022

STATEMENTS OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY

(in thousands, except share amounts)

	June 30,	June 30,
	2022	2021

ASSETS

Cash and due from banks	$53,808	$37,045
Equity investments	131,637	160,125
Property acquired for transactions-in-process	2,672	1,751
Leases and loans:
Net investment in leases	21,961	36,037
Commercial loans	3,246	3,613
Allowance for credit losses	(361)	(620)
Net investment in leases and loans	24,846	39,030

Property on operating leases, less accumulated depreciation
of $0 (2022) and $0 (2021)	514	28
Income tax receivable	2,069	2,857
Other assets	455	853
Discounted lease rentals assigned to lenders	515	1,228
Total Assets	$216,516	$242,917

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable	954	628
Accrued liabilities	829	1,264
Lease deposits	145	188
Non-recourse debt	515	1,228
Deferred income taxes, net	2,193	9,309
	4,636	12,617

Commitments and contingencies	-	-

Stockholders' equity:
Preferred stock; 2,500,000 shares authorized; none issued	-	-
Common stock; $.01 par value; 20,000,000 shares authorized; 10,284,139
June 2022 and 2021 issued and outstanding	103	103
Additional paid in capital	2,314	2,314
Retained earnings	209,463	227,883
Total Stockholders’ Equity	211,880	230,300
Total Liabilities and Stockholders’ Equity	$216,516	$242,917

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2022

STATEMENTS OF OPERATIONS *

(in thousands, except share and per share amounts)

	Years ended June 30,
	2022	2021	2020

Investment income
Dividend income	$3,910	$2,751	$2,613
Interest income	98	94	1,175
Gain (loss) on equity securities	(23,514)	38,770	(9,892)
Total investment (loss) income	(19,506)	41,615	(6,104)

Lease income
Finance and loan income	2,287	3,858	6,162
Release of (provision for) reserves for credit losses	215	298	582
Operating and sales-type leases	355	533	1,406
Gain on sale of leases, loans and leased property	300	2,481	3,229
Other fee income	596	267	42
Gain on sale of bank subsidiary	-	2,343	-
Total lease income	3,753	9,780	11,421

Operating expenses
Compensation and benefits	2,044	3,137	3,720
Director fees	144	118	118
Occupancy	103	177	227
Other general and administrative	743	841	1,542
Total operating expenses	3,034	4,273	5,607

(Loss) earnings before income taxes	(18,787)	47,122	(290)

Income taxes	(6,126)	10,891	2,073

Net (loss) earnings	$(12,661)	$36,231	$(2,363)

Basic (loss) earnings per common share	$(1.23)	$3.52	$(0.23)
Dividends declared per common share	$0.56	$0.54	$0.52

Weighted average common shares outstanding	10,284,139	10,284,139	10,284,139

*         For periods prior to February 26, 2021, financial statements represent the consolidation of California First National Bancorp and subsidiaries, California First National Bank and California First Leasing.

                                The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2022

STATEMENTS OF STOCKHOLDERS' EQUITY *

(in thousands, except for share amounts)

			Additional		Accumulated
	Common Stock		Paid in	Retained	Comprehensive
	Shares	Amount	Capital	Earnings	Income (Loss)	Total

Balance, June 30, 2019	10,284,139	$103	$2,314	204,917	$(30)	$207,304

Net loss	-	-	-	(2,363)	-	(2,363)
Other comprehensive income	-	-	-	-	30	30
Dividends paid	-	-	-	(5,348)	-	(5,348)

Balance, June 30, 2020	10,284,139	103	2,314	197,206	-	199,623

Net earnings	-	-	-	36,231	-	36,231
Dividends paid	-	-	-	(5,554)	-	(5,554)

Balance, June 30, 2021	10,284,139	103	2,314	227,883	-	230,300

Net loss	-	-	-	(12,661)	-	(12,661)
Dividends paid	-	-	-	(5,759)	-	(5,759)

Balance, June 30, 2022	10,284,139	$103	$2,314	$209,463	$-	$211,880

*         For periods prior to February 26, 2021, financial statements represent the consolidation of California First National Bancorp and subsidiaries, California First National Bank and California First Leasing.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2022

STATEMENTS OF CASH FLOWS *

(in thousands)

	Years Ended June 30,
	2022	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings (loss)	$(12,661)	$36,231	$(2,363)
Adjustments to reconcile net (loss) earnings to cash flows
provided by (used for) operating activities:
Release of reserves for credit losses	(215)	(298)	(582)
Depreciation and net amortization (accretion)	74	111	489
Gain on sale of loans held for sale	-	-	(19)
Proceeds from sales of loans held for sale	-	-	14,605
Gain on sale of leased property and sales-type lease income	(213)	(2,215)	(635)
Loss (gain) on equity securities, net	23,514	(38,770)	9,892
Gain on sale of bank subsidiary	-	(2,343)	-
Deferred income taxes, including income taxes payable	(7,117)	6,104	(528)
Decrease (increase) in income taxes receivable	788	(2,481)	(120)
Net (decrease) increase in accounts payable and accrued liabilities	(435)	(852)	848
Other, net	(467)	69	875
Net cash provided by (used for) operating activities	3,268	(4,444)	22,462

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in leases, loans and transactions in process	(7,114)	(30,891)	(70,491)
Payments received on lease receivables and loans	20,191	38,688	69,777
Proceeds from sales of leased property and sales-type leases	1,147	2,769	1,104
Proceeds from sales and assignments of leases	-	4,725	57,298
Net decrease in Fed Funds sold	-	660	1,717
Purchase of equity securities	(67,582)	(115,413)	(21,344)
Pay down on or sales of fixed-income securities	-	-	24,000
Pay down on investments	-	452	631
Proceeds from sale of equity securities	72,556	45,396	36,057
Proceeds from sale of bank subsidiary	-	4,523	-
Net decrease (increase) in other assets	56	(142)	(691)
Net cash provided by (used for) investing activities	19,254	(49,233)	98,058

CASH FLOWS FROM FINANCING ACTIVITIES:
Net decrease in time certificates of deposit	-	(22,259)	(24,298)
Net decrease in demand and savings deposits	-	(34,548)	(6,640)
Dividends to stockholders	(5,759)	(5,554)	(5,348)
Net cash used for financing activities	(5,759)	(62,361)	(36,286)

NET CHANGE IN CASH AND CASH EQUIVALENTS	16,763	(116,038)	84,234
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	37,045	153,083	68,849
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$53,808	$37,045	$153,083

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Decrease in lease rentals assigned to lenders and related non-recourse debt	$(713)	$(713)	$(714)
Estimated residual values recorded on leases	$(19)	$(716)	$(229)
Interest paid on deposits and borrowed funds	$-	$43	$395
Income taxes paid	$202	$7,267	$2,720
Transfers from loans held for investment to loans held-for-sale	$-	$-	$14,599
Addition to ROU assets from new operating lease liabilities	$-	$336	$-
Remaining bank equity capital at sale closing	$-	$12,524	$-

*         For periods prior to February 26, 2021, financial statements represent the consolidation of California First National Bancorp and subsidiaries, California First National Bank and California First Leasing.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2022

Financial Highlights*

	Years Ended June 30,
	2022	2021	2020
Per Share Operating Performance
Net book value, beginning of period	$22.39	$19.41	$20.16
Net (loss) income	(1.23)	3.52	(0.23)
Less: Dividends paid	0.56	0.54	0.52
Net Book Value, end of period	$20.60	$22.39	$19.41
Market price, end of period	$17.40	$18.40	$15.35
Return to Shareholders (1)
Based on net book value	(5.5)%	18.1%	(1.1)%
Based on market price	(2.4)%	23.4%	0.4%

Ratios, Supplemental Data
Expenses per share (2)	$0.29	$0.42	$0.55
Expenses plus taxes per share (2)	$(0.30)	$1.47	$0.75
Average Book Value per share	$22.10	$20.68	$19.87
Expenses to Average Book Value	1.3%	2.0%	2.7%
Net (loss) income to Average Book Value	(5.6)%	17.0%	(1.2)%

*          For periods prior to February 26, 2021, amounts reflect the consolidation of California First National Bancorp and subsidiaries, California First National Bank and California First Leasing.

(1)    Total return on market price assumes a purchase on the first day and sale on the last day of each period reported. Dividends and distributions are assumed to be reinvested. Total return on book value uses the same methodology, using book value for the beginning and ending values, and dividend reinvestment at the closing price on the day of distribution. Past performance is not an indication of future results.

(2)    Interest expense paid on bank deposits for periods prior to the bank sale in February 2021, $39,127 in fiscal 2021 and $373,000 in fiscal 2020, have been added to operating expenses.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Annual Report for June 30, 2022

NOTES TO FINANCIAL STATEMENTS

Note 1 – Summary of Significant Accounting Policies:

Nature of Operations

California First Leasing Corporation, (“CFNB” or the “Company”), headquartered in Newport Beach, California, is registered as an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated in California in 1977.  The Company invests available liquidity in equity securities of public companies that trade on established markets while continuing the original business of leasing and financing capital assets from one central location to businesses and other commercial or non-profit organizations throughout the United States. Its UniversityLease business focuses on the needs of colleges and universities.

Effective February 26, 2021, California First National Bancorp, a California corporation (“Bancorp”) completed the sale of the stock in California First National Bank (“Bank”) while retaining all leases and loans. Following the sale, a bank holding company structure was no longer required and Bancorp merged its wholly-owned subsidiary, California First Leasing Corporation, into Bancorp and changed its name to California First Leasing Corporation (“CalFirstLease” or the “Company”).  For periods prior to February 26, 2021, financial statements represent the consolidation of Bancorp with Bank and California First Leasing.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Critical accounting estimates particularly susceptible to change include the allowance for credit losses, residual values and taxes.  Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash in demand deposit accounts in banks and money market accounts, all of which have initial maturities of less than ninety days.  Investments in money market funds are valued at net asset value per share at the end of the accounting period.  The Company had cash in interest-bearing accounts of $53.5 million and $36.6 million at June 30, 2022 and 2021, respectively, with $52.7 million at June 30, 2022 not subject to FDIC insurance.

Equity Securities

The Company carries all of the investments in equity securities at fair market value as determined in accordance with Note 3, and records the subsequent changes in market values in the Statement of Operations as a component of equity securities gains and losses. Equity security transactions are accounted for as of the trade date and the cost of equity securities sold is determined by specific identification.  Dividend income is recorded on the ex-dividend date.

Leases-

     Capital Leases

New lease transactions are generally structured as direct financing leases that are non-cancelable "net" leases, contain "hell-or-high-water" provisions under which the lessee must make all lease payments regardless of any defects in the property, and which require the lessee to maintain, service and insure the property against casualty loss and pay all property, sales and other taxes.   The re-lease of property that has come off lease may be accounted for as a sales-type lease or as an operating lease, depending on the terms of the re-lease.  Leased property that comes off lease and is re-marketed through a sale to the lessee or a third party is accounted for as sale of leased property.

For leases that qualify as direct financing leases, the aggregate lease payments receivable and estimated residual value, if any, are recorded net of unearned income as net investment in leases.  The unearned income is recognized as direct finance income on an internal rate of return method calculated to achieve a level yield on the Company’s investment over the lease term.  There are no costs or expenses related to direct financing leases since lease income is recorded on a net basis.

California First Leasing Corporation	Annual Report for June 30, 2022

For leases that qualify as sales-type leases, the Company recognizes profit or loss at lease inception to the extent the fair value of the property leased differs from the Company's carrying value.  The difference between the discounted value of the aggregate lease payments receivable and the property cost, less the discounted value of the residual, if any, and any initial direct costs is recorded as sales-type lease income.

The residual value is an estimate for accounting purposes of the fair value of the lease property at lease termination.  The estimates are reviewed periodically to ensure reasonableness, however, the amounts the Company may ultimately realize could differ from the estimated amounts.

As an additional source of liquidity, in some instances, the Company assigns on a nonrecourse basis or participates out the lease payments receivable related to direct financing leases to unaffiliated financial institutions at fixed interest rates. The accounting for the participation or sale of lease receivables is governed by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 860 Transfer and Servicing.  For lease receivables accounted for as a sale, the Company derecognizes the lease receivable and the unearned income related to the lease is recognized as a gain from the sale of lease receivable in the period in which the lease receivable has been sold. For lease receivables accounted for as a secured borrowing, the minimum lease payments receivable is re-categorized on the balance sheet as discounted lease rentals assigned to lenders.  The related obligations resulting from the discounting of the leases are recorded as non-recourse debt.  The unearned income related to the lease is reduced by the interest expense from the non-recourse debt.

     Operating Leases

Lease contracts which do not meet the criteria of capital leases are accounted for as operating leases.  Property on operating leases is recorded at the lower of cost or fair value and depreciated on a straight-line basis over the lease term to the estimated residual value at the termination of the lease.  Most operating leases involve the re-lease of off-lease property for terms of less than 12 months, and the associated cost is the Company’s estimated residual.  Rental income is recorded on a straight-line basis over the lease term.

Loans

Loans are reported at their principal amount outstanding, net of unearned discounts and unamortized nonrefundable fees and direct costs associated with their origination or acquisition.  Interest earned on loans without discounts is credited to income based on loan principal amounts outstanding at appropriate interest rates.  Material origination and other nonrefundable fees net of direct costs and discounts on loans are credited to income over the terms of the loans using a method that approximates an effective yield.

Allowance for Credit Losses

The allowance for credit losses is an estimate based on management’s judgment applying the principles of ASC Topic 450, “Contingencies,” and ASC Topic 310-35, “Loan Impairment.”  The determination of the adequacy of the allowance is based on an assessment of the inherent loss potential in the lease and loan portfolios given the conditions at the time and are continuously reviewed for adequacy.  The need for reserves is subject to future events, which by their nature are uncertain.  Therefore, changes in economic conditions or other events may necessitate additions or deductions to the allowance for credit losses or the residual valuation allowance.  The allowance is maintained at a level believed to be adequate to absorb probable losses inherent in the portfolios.

The allowance for credit losses includes specific and general reserves.  Specific reserves relate to leases and loans that are individually classified as problems or impaired. Leases are individually evaluated for impairment under ASC Topic 450, while loans are evaluated under ASC 310-35, which does not apply to leases.  A lease or loan is impaired when, based on current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms. Factors considered in determining impairment include payment status, collateral value and the probability of collecting all amounts when due.  The net book value of each non-performing or problem lease is evaluated to determine whether the carrying value is less than or equal to the expected recovery anticipated to be derived from lease payments, additional collateral or residual realization.  Measurement of impairment of a loan is based on expected future cash flows of the impaired loan, which are to be discounted at the loan’s effective interest rate, or measured by reference to an observable market value, if one exists, or the fair value of the collateral for a collateral-dependent loan.  The Company selects the measurement method on a loan-by-loan basis.  The amount estimated as unrecoverable is recognized as a reserve individually identified for the lease or impaired loan.

General reserves are an estimate of probable or inherent losses related to the remaining portfolio. An ongoing review of all leases and loans is conducted, considering recent loss experience, known and inherent risks in the portfolio, levels of delinquencies, adverse situations that may affect customers’ ability to repay , including current and anticipated economic conditions.    Based on the foregoing, an estimated inherent loss not based directly on specific problem assets is recorded as a collective allowance.  Lease receivables and loans are charged off when they are deemed completely uncollectible. Subsequent recoveries, if any, are credited to the allowance.

California First Leasing Corporation	Annual Report for June 30, 2022

Property Acquired for Transactions-in-process

Property acquired for transactions-in-process represents partial deliveries of property which the lessee has accepted on in-process lease transactions.  Such amounts are stated at cost, net of any lessee payments related to the property.  Income is not recognized while a transaction is in process and prior to the commencement of the lease.  At lease commencement, any pre-commencement payments are included in minimum lease payments receivable and the unearned income is recognized as direct finance income over the lease term.

Income Taxes

Income tax expense is the total of the current year income tax due and the change in deferred tax assets and liabilities. The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. A valuation allowance is established if it is “more likely than not” that all or a portion of the deferred tax asset will not be realized. The tax effects of an uncertain tax position can be recognized in the financial statements only if, based on its merits, the position is more likely than not to be sustained on audit by the taxing authorities.

Earnings Per Share

Basic net income per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding.  The Company has had no stock options outstanding since December 2017.

Recent Accounting Pronouncements

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.  ASU 2016-13 requires the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts and requires enhanced disclosures related to the significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization’s portfolio. In addition, ASU 2016-13 amends the accounting for credit losses on available-for-sale debt securities and purchased financial assets with credit deterioration.  ASU 2016-13 will be effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company continues to evaluate the extent of the potential impact of ASU 2016-13 on its financial statements.

Subsequent events

The Company has evaluated subsequent events for recognition and disclosure through August 16, 2022, which is the date the financial statements were available to be issued.

Reclassifications

Certain reclassifications have been made to prior year financial statements to conform to the presentation of the fiscal 2022 financial statements.

Note 2 – Sale of Bank

On February 26, 2021, Bancorp completed the sale of the stock of California First National Bank to DMG Bancshares, Inc. (“DMG”).  Pursuant to the terms of the sale agreement, 1) DMG paid a purchase price equal to the Bank’s equity capital ($12.6 million on February 26, 2021) plus $2.5 million, and 2) the leasing business and lease portfolio of Bank were transferred to CalFirstLease. The Company also retained certain assets and liabilities related to the lease business. The Company recognized a gain of $2.34 million on the sale of the stock of the Bank to DMG.

Prior to completing the sale of the Bank, in January 2021 the Bank distributed its lease portfolio as a dividend recorded as a reduction in the Company’s investment in the Bank based on the net value of the investment in leases of $47.3 million. In accordance with Internal Revenue Code (IRC) Section 311, the difference in the fair value relative to the tax basis was recognized by the Company as an ordinary gain for tax purposes.  On a prospective basis, CalFirstLease received a step-up in tax-basis that is being amortized as a reduction to future taxable income over five years or the remaining life of each lease. The fair value attributed to the leases transferred was based on assumptions and other information compiled by management that utilized established valuation techniques. The taxable gain was estimated to be $15.0 million and increased taxes due in fiscal 2021 by $4.2 million.

California First Leasing Corporation	Annual Report for June 30, 2022

Note 3 – Investment Valuation and Fair Value Measurement:

ASC Topic 820: “Fair Value Measurements and Disclosures” defines fair value as the price that would be received for an asset or paid to transfer a liability in an orderly transaction between market participants in the principal or most advantageous market for the asset or liability.  ASC Topic 820 establishes a three-tiered value hierarchy that prioritizes inputs based on the extent to which inputs used are observable in the market and requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs.  If a value is based on inputs that fall in different levels of the hierarchy, the instrument will be categorized based upon the lowest level of input that is significant to the fair value calculation.  The three levels of inputs are defined as follows:

•	Level 1 - Valuation is based upon unadjusted quoted prices for identical instruments traded in active markets;
•

Level 2 - Valuation is based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market;

•

Level 3 - Valuation is generated from model-based techniques that use inputs not observable in the market and based on the entity’s own judgment.  Level 3 valuation techniques could include the use of option pricing models, discounted cash flow models and similar techniques, and rely on assumptions that market participants would use in pricing the asset or liability.

ASC 820 applies whenever other accounting pronouncements require presentation of fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.  As such, ASC 820 does not apply to the Company’s investment in leases.

The carrying amounts deposits with banks and in money market accounts, because of their short-term nature, approximate fair value and are classified as Level 1. Equity securities and the mutual fund investment generally are reported at fair value utilizing Level 1 inputs by reference to the market closing or last trade price. In the unlikely event that no trade occurred on the applicable date, an indicative bid or the last trade most proximate to the applicable date would be used (Level 2 input). Changes in markets, economic conditions or the Company valuation model may require the transfer of financial instruments from one level to another. Such transfer, if any, would be recorded at the fair value as of the beginning of the period in which the transfer occurred. The Company has had no transfers in fiscal 2022 and 2021.

The following table summarizes the Company’s assets, which are measured at fair value on a recurring basis as of June 30, 2022 and 2021:

		Quoted Price in		Significant
		Active Markets for	Significant Other	Unobservable
	Total	Identical Assets	Observable Inputs	Inputs
Description of Assets	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(in thousands)
As of June 30, 2022
Equity securities	$130,653	$130,653	$-	$-
Mutual fund investment	984	984	-	-
Bank and money market funds	53,808	53,808	-	-
	$185,445	$185,445	$-	$-

As of June 30, 2021
Equity securities	$155,939	$155,939	$-	$-
Mutual fund investments	4,186	4,186	-	-
Bank and money market funds	37,045	37,045	-	-
	$197,170	$197,170	$-	$-

The Company’s loans are not accounted for or carried at fair value, but in accordance with the fair value disclosure requirements of ASC 825-50, the estimated fair value of the loans as of June 30, 2022 and June 30, 2021, is calculated based on discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality and are classified as Level 3 in the fair value hierarchy.  Loan fair values are based on an exit value and have been adjusted for credit risk.

	June 30, 2022		June 30, 2021
	Carrying	Estimated	Carrying	Estimated
(in thousands)	Amount	Fair Value	Amount	Fair Value
Commercial loans	$3,216	$3,097	$3,578	$3,675

These fair value estimates are based on relevant market information and data however, given there are no active market or observable market transactions, the Company has made estimates of fair values which are subjective in nature, involve uncertainties and cannot be determined with precision.  Changes in assumptions could significantly affect the estimated values.

California First Leasing Corporation	Annual Report for June 30, 2022

Note 4 – Investment Transactions:

For the year ended June 30, 2022, purchases and sales of investments, excluding short-term investments, were $67,581,911 and $72,556,314, respectively.

Note 5 – Leases:

The Company’s income from leases consists of the following:

		June 30,
(in thousands)	2022	2021	2020
Interest income - direct financing leases	$2,129	$3,720	$5,636
Rental income on operating leases	355	622	1,910
Total direct finance and rental lease income	$2,484	$4,342	$7,546

The Company's net investment in leases consists of the following:

	June 30,
(in thousands)	2022	2021
Minimum lease payments receivable	$21,909	$36,417
Estimated residual value	1,881	2,798
Less unearned income	(1,829)	(3,178)
Net investment in leases before allowances	21,961	36,037
Less allowance for lease losses	(321)	(575)
Less valuation allowance for estimated residual value	(10)	(10)
Net investment in leases	$21,630	$35,452

The minimum lease payments receivable and estimated residual value are discounted using the internal rate of return method related to each specific lease. At June 30, 2022, a summary of the installments due on minimum lease payments receivable, and the expected maturity of the Company's estimated residual value are as follows:

	Lease	Estimated
Years ending June 30,	Receivable	Residual Value	Total
	(in thousands)
2023	$11,539	$689	$12,228
2024	5,823	1,108	6,931
2025	3,024	61	3,085
2026	1,335	23	1,358
2027	188	-	188
	21,909	1,881	23,790
Less unearned income	(1,669)	(160)	(1,829)
Less allowances	(321)	(10)	(331)
	$19,919	$1,711	$21,630

Contractual rental obligations on operating leases due after June 30, 2022 extend for only 90 days from such date and aggregate to $195,000.

Non-recourse debt relates to the discounting of lease receivables and bears interest at 4.7%.  The balance of $515,000 matures during the year ending June 30, 2023 and includes deferred interest of $22,000.

Note 6 – Commercial Loans:

The Company’s investment in commercial loans consists of the following:

	June 30,
(in thousands)	2022	2021
Commercial real estate loans	$3,040	$3,332
Commercial term loan participations	223	323
Total commercial loans	3,263	3,655
Less unearned income and discounts	(17)	(42)
Less allowance for loan losses	(30)	(35)
Net commercial loans	$3,216	$3,578

California First Leasing Corporation	Annual Report for June 30, 2022

Note 7 – Allowance for Credit Losses:

The allowance for credit losses includes amounts to cover losses related to the net investment in leases, commercial loans, and transactions-in-process.  A summary of the allocation of the allowance for credit losses and selected statistics is as follows:

	June 30,
(dollars in thousands)	2022	2021
Allowance for credit losses at beginning of year	$620	$918
Charge-off of leases	(44)	-
Recovery of lease amounts previously written off	-	-
Provision (release) of reserves for credit losses	(215)	(298)
Allowance for credit losses at end of year	$361	$620
Allowance for credit losses as percent of net
investment in leases and loans before allowances	1.43%	1.56%

Net recoveries (charge-offs) as percent of average leases and loans	(0.14)%	0.00%

Note 8 – Credit Quality of Financing Receivables:

The following tables provide information related to “financing receivables” as defined under Topic 310, Receivables.   “Financing receivables” include direct finance and sales-type leases and all commercial loans, but does not include operating leases and transactions in process.

The portfolio is disaggregated into two segments of leases and loans and four classes: 1) commercial leases, 2) education, government and non-profit (“EGNP”) leases, 3) commercial and industrial loans and 4) commercial real estate loans.  Relevant risk characteristics for establishing these portfolio classes generally include the nature of the borrower, structure of the transaction and collateral type. The Company’s credit process classifies all leases and loans in accordance with regulatory models under which leases and loans may be rated as “pass”, “special mention”, “substandard”, or “doubtful”. These risk categories reflect an assessment of the ability of the borrowers to service their obligation based on current financial position, historical payment experience, and collateral adequacy, among other factors. The Company uses the following definitions for risk ratings:

•	Pass – Includes credits of the highest quality as well as credits with positive primary repayment source but one or more characteristics that are of higher than average risk.
•

Special Mention – Have a potential weakness that if left uncorrected may result in deterioration of the repayment prospects for the lease or loan or of the Company’s credit position at some future date.

•

Substandard – Are inadequately protected by the paying capacity of the obligor or of the collateral, if any. Substandard credits have a well-defined weakness that jeopardize the liquidation of the debt or indicate the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

•	Doubtful – Based on current information and events, collection of all amounts due according to the contractual terms of the lease or loan agreement is considered highly questionable and improbable.

The risk classification of financing receivables by portfolio class is as follows:

			Commercial	Commercial	Total
(in thousands)	Commercial	EGNP	& Industrial	Real Estate	Financing
	Leases	Leases	Loans	Loans	Receivable
As of June 30, 2022:
Pass	$9,670	$11,009	$206	$3,041	$23,926
Special Mention	-	649	-	-	649
Substandard	632	-	-	-	632
Doubtful	-	-	-	-	-
	$10,302	$11,658	$206	$3,041	$25,207
Non-accrual	$-	$-	$-	$-	$-

As of June 30, 2021:
Pass	$19,250	$15,152	$281	$3,332	$38,015
Special Mention	230	-	-	-	230
Substandard	1,223	182	-	-	1,405
Doubtful	-	-	-	-	-
	$20,703	$15,334	$281	$3,332	$39,650
Non-accrual	$-	$-	$-	$-	$-

California First Leasing Corporation	Annual Report for June 30, 2022

The accrual of interest income on leases and loans will be discontinued when the customer becomes ninety days or more past due on its lease or loan payments, unless the Company believes the investment is otherwise recoverable.  Leases and loans may be placed on non-accrual earlier if the Company has significant doubt about the ability of the customer to meet its lease or loan obligations, as evidenced by consistent delinquency, deterioration in financial condition or other relevant factors. Payments received while on non-accrual are applied to reduce the Company’s recorded value.

There were no past due credits at June 30, 2022 or June 30, 2021, and no increase in non-performing assets during year ended June 30, 2022.

The following table presents the allowance balances and activity in the allowance related to financing receivables, along with the recorded investment and allowance determined based on impairment method as of June 30, 2022 and 2021:

(in thousands)			Commercial	Commercial	Total
	Commercial	EGNP	& Industrial	Real Estate	Financing
As of June 30, 2022:	Leases	Leases	Loans	Loans	Receivable
Allowance for lease and loan losses
Balance beginning of period	$448	$137	$5	$30	$620
Charge-offs	(44)	-	-	-	(44)
Recoveries	-	-	-	-	-
Provision	(175)	(35)	-	(5)	(215)
Balance end of period	$229	$102	$5	$25	$361

Individually evaluated for impairment	$63	$32	$-	$-	$95
Collectively evaluated for impairment	166	70	5	25	266
Total ending allowance balance	$229	$102	$5	$25	$361

Finance receivables
Individually evaluated for impairment	$632	$649	$-	$-	$1,281
Collectively evaluated for impairment	9,670	11,009	206	3,041	23,926
Total ending finance receivable balance	$10,302	$11,658	$206	$3,041	$25,207

As of June 30, 2021:
Allowance for lease and loan losses
Balance beginning of period	$638	$219	$-	$61	$918
Charge-offs	-	-	-	-	-
Recoveries	-	-	-	-	-
Provision	(190)	(82)	5	(31)	(298)
Balance end of period	$448	$137	$5	$30	$620

Individually evaluated for impairment	$134	$19	$-	$-	$153
Collectively evaluated for impairment	314	118	5	30	467
Total ending allowance balance	$448	$137	$5	$30	$620

Finance receivables
Individually evaluated for impairment	$1,453	$182	$-	$-	$1,635
Collectively evaluated for impairment	19,250	15,152	281	3,332	38,015
Total ending finance receivable balance	$20,703	$15,334	$281	$3,332	$39,650

Note 9 – Office Lease Obligations

The Company accounts for its leases in accordance with ASC 842 which was implemented on July 1, 2019 and requires the Company to recognize lease arrangements as right-of-use ("ROU") assets and operating lease liabilities based on the present value of lease payments over the lease terms discounted at the Company’s incremental borrowing rate. Lease expense is recognized on a straight-line basis over the lease term, with lease and non-lease components as a single lease component.

During fiscal 2021, the Company entered into an operating lease with an unrelated party for its current 4,098 square foot corporate office in Newport Beach that commenced February 1, 2021 for a term of 42 months ending in July 2024. In conjunction with the sale of the Bank in February 2021, the Company sublet its prior office space to DMG who is fully obligated for all remaining lease obligations through August 2022.  The new lease for current space was recorded as a ROU asset of $335,800 and a related lease liability of $540,800 based on discount rate of 2.82%. The sublet is recorded using the net presentation approach to offset rental expense with the rental income received. As of June 30, 2022, ROU assets of $236,450 and related lease liabilities of $366,700 are recorded on the balance sheet as part of other assets and accrued liabilities, respectively.

California First Leasing Corporation	Annual Report for June 30, 2022

The future undiscounted lease payments due are as follows:

Year ending June 30,	(in thousands)
2023	$195
2024	168
2025	14
377
Less: Imputed interest	(10)
Present value of future minimum payments	$367

Rent expense was $297,400 (2022), $239,700 (2021) and $227,400 (2020) and rental income was $194,300 (2022), $62,300 (2021) and $0 (2020).

Note 10 – Income Taxes:

The Company accounts for its income taxes under ASC 740, “Income Taxes.”  Among other provisions, this standard requires deferred tax balances to be determined using the enacted income tax rate for the years in which taxes will be paid or refunds received.  The Company is subject to U.S. Federal income tax as well as multiple state and local jurisdictions as a result of doing business in most states.

The provision for income taxes is summarized as follows:

	June 30,
(in thousands)	2022	2021	2020
Current tax (benefit) expense:
Federal	$516	$3,805	$2,072
State	540	1,172	968
	1,056	4,977	3,040
Deferred tax (benefit) expense:
Federal	(4,944)	5,926	(2,130)
State	(2,238)	2,140	(989)
Tax valuation allowance	-	(2,152)	2,152
	(7,182)	5,914	(967)
Total income tax provision	$(6,126)	$10,891	$2,073

At June 30, 2022 and 2021, income taxes receivable balances were $2,069,000 and $2,857,000 respectively.

Deferred taxes result principally from the method of recording lease income on capital leases and depreciation methods for tax reporting, which differ from financial statement reporting, and the inclusion of unrealized gains and losses on securities in operating income that are not currently taxable or deductible.  Deferred income tax liabilities (assets) are comprised of the following:

	June 30,
(in thousands)	2022	2021
Deferred income tax liabilities:
Tax operating leases	$2,835	$5,107
Equity securities	1,680	8,015
Total liabilities	4,515	13,122

Deferred income tax assets:
Depreciation	(1,739)	(3,362)
Allowances and reserves	(139)	(230)
State income taxes	(113)	(221)
Equity securities realized loss	(331)	-
Total assets	(2,322)	(3,813)

Net deferred income tax liabilities	$2,193	$9,309

California First Leasing Corporation	Annual Report for June 30, 2022

The differences between the federal statutory income tax rate and the Company's effective tax rate are as follows:

	Years Ended June 30,
	2022	2021	2020
Federal statutory rate	(21.00)%	21.00%	21.00%
State tax, net of Federal benefit	(7.42)	7.31	7.05
Dividends received deduction	(2.19)	(0.60)	88.88
Other adjustments and tax-exempt leases	(2.01)	(0.03)	(89.74)
Tax valuation allowance	-	(4.57)	(742.07)
Effective rate	(32.62)%	23.11%	(714.88)%

At June 30, 2022, the liability for uncertain tax positions and unrecognized tax benefits of $311,000 reflects additional state tax liability relating to apportionment fluctuations, all of which, if recognized would affect the effective tax rate.  The amount of unrecognized tax benefits may increase or decrease in the future for various reasons, including additions related to current year provisions, the expiration of the statute of limitation for open tax years, the status of examinations and changes in management judgment.  The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense.  As of June 30, 2022, accrued penalties and interest on unrecognized tax benefits are estimated to be $53,000.

The following table sets forth the change in unrecognized tax benefits:

	Years ended June 30,
	2022	2021
	(in thousands)
Balance, beginning of period	$311	$311
Increase for tax positions in current year	43	38
Decrease for tax positions taken in prior years	(41)	(36)
(Decrease) Increase for interest and penalties	(2)	(2)
Balance, end of period	$311	$311

The Company’s Federal tax returns remain subject to examination from 2019 forward, while state income tax returns are generally open from 2018 forward, and vary by individual state statute of limitation. The Company believes that its accrual for income taxes is adequate for adjustments, if any, which may result from these examinations.

At June 30, 2022, there were no material changes to the liability for uncertain tax positions and unrecognized tax benefits.  The amount of unrecognized tax benefits may increase or decrease in the future for various reasons; including additions related to current year tax provisions, the expiration of the statute of limitations on open tax years, the status of examinations and changes in management judgment.

Note 11 – Compensation and Benefit Plans:

The aggregate remuneration paid to all officers and directors during the year ended June 30, 2022 was $1,503,200 and $144,000, respectively.

Employees of the Company may participate in a voluntary defined contribution plan (the "401K Plan") qualified under Section 401(k) of the Internal Revenue Code of 1986. Under the 401K Plan, employees who have met certain age and service requirements may contribute up to a certain percentage of their compensation.  The Company has made contributions of $25,000 (2022) and $21,800 (2021).

In November 1995, the Company’s stockholders approved the 1995 Equity Participation Plan (the “1995 Plan”).  The 1995 Plan provides for the granting of options, restricted stock and stock appreciation rights (“SARs”) to key employees, directors and consultants of the Company.  Under the 1995 Plan, the maximum number of shares of common stock that can be issued increases by an amount equal to 1% of the total number of issued and outstanding shares of common stock as of June 30 of each fiscal year.  Shares available for issuance for the years ending June 30, 2022 and 2021 are 2,842,513 and 2,739,672, respectively.  There have been no option grants awarded since fiscal 2013, and at June 30, 2022 there were no options outstanding or exercisable and no stock-based compensation expense was recognized in the year ended June 30, 2022.

California First Leasing Corporation	Annual Report for June 30, 2022

Note 12 – Capital Structure

At June 30, 2022, the Company has 20,000,000 authorized shares of common stock and is authorized to issue 2,500,000 shares of preferred stock in one or more series, fix the voting powers, designations, preferences and the relative participation, optional or other rights, if any, of any wholly unissued series of preferred stock.

Note 13 – Commitments and Contingencies:

The Company has commitments to extend credit provided there is no violation of any condition in the terms of the approval or agreement.  At June 30, 2022 and 2021, the Company had unfunded lease commitments of $7.9 million and $3.6 million, respectively.

Litigation

From time to time, the Company is party to legal actions and administrative proceedings and subject to various claims arising out of the Company’s normal business activities.  Management does not expect the outcome of any of these matters, individually and in the aggregate, to have a material adverse effect on the financial condition and results of operations of the Company.

California First Leasing Corporation	Annual Report for June 30, 2022

Business and Investment Objectives and Strategies

The Company continues to pursue attractive lease and loan opportunities and further its lease business and uses equity investments to maximize current income and generate capital appreciation while preserving capital and liquidity. There can be no assurance that any of these objectives will be achieved.

The Company’s strategy is to invest in equity securities of fairly valued publicly traded corporations that we expect to generate excess cash flow to support consistent and attractive returns through dividends and appreciation. This approach seeks out companies at reasonable prices, without regard to sector or industry, that demonstrate favorable long-term growth characteristics. Analysis is done to determine the intrinsic value of a company by analyzing its free cash flow generating capabilities, and return on equity and invested capital with a focus on the  ability to grow its free cash flow and maintain high returns on invested capital for an extended period.

RISK FACTORS

An investment in the Company’s common stock involves certain risks, including the risk of loss. Investors should carefully consider the Company’s objectives and risks that may make an investment in the Company not appropriate for all investors. Before buying the common stock, investors should read this “Risk Factors” section which describes certain risks which may adversely affect the Company’s net asset value per share, trading price, yield, total return and ability to meet its objectives.

Industry Risk Factors

The Company’s business and financial results are subject to general business and economic conditions.    Weakness in the economy or in certain sectors or a sustained high rate of inflation could impact the financial performance and condition of customers and investments and negatively affect their market value and repayment of their obligations.

Uncertain worldwide political and economic conditions, including the invasion of Ukraine, economic sanctions, increase in inflation and volatility in the currency and credit markets may negatively impact the Company’s investments and its customers.  The stock market has been volatile since the beginning of calendar 2022 and major indexes have declined between 10.2% and 21.7% through July 31, 2022, with the S&P 500® Index down by 13.9%. Supply chain issues have hurt the results of many businesses, and may impact their ability to meet their obligations.

Changes in the laws, regulations and policies governing financial services companies could alter the investment and business environment and adversely affect operations.  The Board of Governors of the Federal Reserve System regulates the supply of money and credit in the United States.  Its fiscal and monetary policies, including recent steps to increase interest rates, impact the return that can be earned on leases, loans and investments, and affect the Company’s net interest and dividend income.

Cyber security and privacy breaches may hurt our business, damage our reputation, increase our costs, and cause losses.  Our systems and networks store all the Company’s business records as well as information about our customers and employees. We have security systems and information technology infrastructure in place designed to protect against unauthorized access to such information. However, there is still a risk that the security infrastructure that we maintain may not be successful in protecting against all security breaches, employee error, malfeasance, and cyber-attacks. Third parties, including vendors that provide services for our operations, could also be a source of security risk in the event of a failure of their own security systems and infrastructure.

Company Risk Factors

The Company is dependent on a few key people.  Investment decisions and all major capital allocation decisions are controlled by Patrick E. Paddon, Chairman of the Board of Directors and Chief Executive Officer, in consultation with Glen T. Tsuma, Chief Operating Officer and a Director. The loss of the services of these individuals would have a negative impact on the business because of their expertise, years of experience and roles as the Company’s largest shareholders.

The Company’s equity investments may increase the Company’s risk of realized loss in shareholders’ equity.  The Company’s equity investments represent 61% of total assets and 62% of stockholders’ equity at June 30, 2022. These securities may not appreciate in value and may in fact decline in value. The Company may not be able to realize any gains, and any gains may not be sufficient to offset other losses. A 10% decline in the value of the equity investment portfolio from June 30, 2022 could result in a 6% reduction in the Company’s net asset value per share.

California First Leasing Corporation	Annual Report for June 30, 2022

The Company’s registration as an investment company subjects it to increased regulatory risk under the 1940 Act and additional costs of complying with SEC regulations. The Company has not been subject to SEC oversight since 2017. The investment industry is a heavily regulated environment, and changes to, or non-compliance with, regulations and laws could harm our business.

The Company’s periodic earnings can fluctuate widely due to including gains and losses on equity securities, including unrealized amounts that are determined based on stock prices on the last day of a fiscal quarter.

The Company may suffer losses in its investment and lease loan portfolios despite its investment and underwriting practices.  Performance of individual securities can vary widely and investment decisions may cause the Company to underperform certain benchmark indices or other companies with similar investment objectives or strategies. Management may be incorrect in assessing a particular industry or company or an issuer may perform poorly or below expectations, and the value of its securities may therefore decline. The Company may not buy securities at the lowest possible prices or sell securities at the highest possible prices. The Company seeks to mitigate the risks inherent in the lease and investment business by adhering to sound practices.  Although the Company believes that its criteria are appropriate for the various kinds of investments and leases and loans it acquires, the Company may incur losses on investments and leases that meet these criteria.

Larger transactions, non-diversification and concentrations may increase the risk of loss in the event of the deterioration of one of these companies or industries.  The Company is a “non-diversified” investment company, meaning that it invests in a smaller number of companies than diversified companies. At June 30, 2022, an investment of $13.8 million in one company accounted for  approximately 6.4% of the Company’s total assets, while investments in six companies related to the semiconductor industry represented approximately 13.6% of total assets. The Company does not have a policy to rebalance the investment portfolio should one or more investments increase in value substantially relative to the rest of the portfolio, and therefore, the portfolio is subject to greater volatility and the risk that changes in the value of a single security may have a significant effect, either negative or positive, on shareholders’ equity.

The Company may hold a significant portion of assets in cash, bank accounts, money market mutual funds, or U.S. government securities maturing in one year or less. At June 30, 2022, $52.7 million (24.4% of assets) was held in such accounts.  This liquidity is maintained for many reasons, including, among others, to take advantage of investment or lease opportunities as they arise; market conditions may appear unfavorable at certain times or not finding attractive investment opportunities; defensive position during adverse market or economic conditions, or holding for unfunded lease commitments.

The Company has the ability to borrow and use leverage to increase its returns, subject to the restrictions of the 1940 Act.  The Company may borrow money from a bank or issue senior debt securities in amounts up to 33 1/3% of the value of its total assets at the time of such borrowings. Leverage created from borrowing could impair the Company’s liquidity, cause it to liquidate positions at an unfavorable time, and result in increased volatility. Financial leverage involves risks and special considerations such as the chance for greater volatility in net asset value than a comparable company without leverage; interest rate risk, particularly in a rising interest rate environment; and the potential for an increase in operating costs that may reduce the Company’s total return.

The Board of Directors and majority shareholder may change the Company’s investment objectives and operating strategies without prior notice to other shareholders or their approval, the effects of which may be adverse to the interest of minority shareholders.

There are limited attractive opportunities for capital asset lease financing at the same time that there is increased competition.  The Company competes with other finance companies as well as commercial banks and other sources of funding.  Some competitors have a lower cost of capital, higher risk tolerances and different risk assessments than we do, and offer better pricing and more flexible structuring than the Company.  Increased competition allows lessees to demand more favorable terms such that we may lose lease opportunities if we do not match our competitors’ pricing, terms and structure.   Limited availability of attractive lease opportunities has caused the low volume of new lease originations in fiscal 2021 and  2022 and furthered a shift to investments.

The Company’s allowance for credit losses may not be adequate to cover actual losses.  The Company maintains an allowance for credit losses to provide for probable and estimable losses that is based on its historical experience, industry data, concentrations and risks within its portfolios, and current economic conditions.  If the credit quality materially decreases, or the reserve for credit losses is not adequate, future provisions for credit losses could adversely affect financial results.

The financial services business involves significant operational risks.  Operational risk includes the risk of fraud by employees or persons outside of the Company, the execution of unauthorized transactions by employees, errors relating to transaction processing and technology, breaches of the internal control system, and failure of business continuation and disaster recovery plans.  This risk of loss also includes the potential legal actions that could arise as a result of an operational deficiency or as a result of noncompliance with applicable regulatory standards, adverse business decisions or their implementation.

California First Leasing Corporation	Annual Report for June 30, 2022

The Company’s reported financial results are subject to certain assumptions and estimates and management’s selection of accounting method.  The Company’s management must exercise judgment in selecting and applying many accounting policies and methods so they comply with generally accepted accounting principles and reflect management’s judgment of the most appropriate manner to report the Company’s financial condition and results.  In some cases, management may select an accounting policy which might be reasonable under the circumstances yet might result in the Company’s reporting different results than would have been reported under a different alternative.

The Company is a C-Corporation and its results include the impact of taxes paid or to be paid by the Company. As a result, the Company’s reported results and return on investments may not be comparable to results of most registered investment companies that do not pay income taxes but only pass through income to investors.

The Company’s common stock generally has traded at a discount from net asset value and the stock price can be volatile.  The Company’s common stock is not widely held and the limited trading market for the stock can result in fluctuations in prices between trades and make it difficult for stockholders to dispose of their shares. The Company’s stock price can fluctuate widely in response to a variety of factors, including: impact of a large block of stock for sale; actual or anticipated variations in the Company’s quarterly operating results and dividend policy; news reports relating to trends, concerns and other issues in the investment and financial services industry, and changes in government regulations.  An investment in the Company should be viewed as a long-term investment and is suitable only for investors who can bear the risks associated with such limited trading that attempts to sell the stock may require a significant discount from the last reported price.

The Company’s executive officers and Directors may face certain conflicts of interest. The Chief Executive Officer and majority shareholder and other Directors and officers at times may invest in the stock of the same companies that the Company owns, which may give rise to a conflict of interest or perceived conflict of interest. In addition, the officers of the Company are involved in the leasing activities of the Company, which may compete against the time spent on the investment activities of the Company.

The Company has no obligation to repurchase stock from shareholders. Shareholders do not have any right to require the Company to repurchase their shares.

The Company is a “controlled company” with 63% of the stock held by the Chief Executive Officer, 76% held by two senior executives and fewer than 20 shareholders of record.  As a result, senior management has the ability to exercise significant influence over the Company’s policies and business, and determine the outcome of corporate actions requiring stockholder approval.  These actions may include, for example, the election of directors, the adoption of amendments to corporate documents, the approval of mergers, sales of assets and other corporate actions such as changing policies set forth in response to Section 8(b) of the 1940 Act, deregistering as an investment company, or maintaining eligibility on the OTCQX market or the OTCQX Premier Tier.

OFFICER AND DIRECTOR INFORMATION

The Registration Statement provides additional information concerning directors and is available without charge upon request by phone to 1(800) 496-4640, or by email at invest@calfirstlease.com.

					Number of
			Director	Occupation For	Portfolios	Other
Name, Address*	Age	Position	since	Last 5 Years	Overseen	Directorships

Interested Directors
Patrick E. Paddon	71	Chairman and Chief	1977	Chief Executive Officer	1	None
		Executive Officer
Glen T. Tsuma	68	Chief Operating Officer,	1981	Chief Operating Officer	1	None
		Director
Independent Directors
Michael H. Lowry	77	Director	1992	Retired	1	None
Harris Ravine	78	Director	1994	Retired	1	None
Danilo Cacciamatta	76	Director	2001	Retired	1	None
Robert W. Kelley	83	Director	2020	Retired	1	None

Executive Officer, Not a Director
S. Leslie Jewett	67	Chief Financial Officer		Chief Financial Officer	1	None

* Address for each officer and director is California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660

California First Leasing Corporation	Annual Report for June 30, 2022

Other Information

Privacy Policy

The Company has systems in place to safeguard shareholder privacy, with access to all information limited to a need to know basis. Through our transfer agent, Computershare Trust Company, the Company has access to nonpublic shareholder information such as name, address, tax identification number and the shares held that is used to send annual reports, proxy statements, tax statements or other information required by law. This information is not shared with any non-affiliated third party except pursuant to contracts to perform transaction processing, servicing or maintaining shareholder accounts. These companies are required to protect information and use it solely for the purpose for which they received it.

Proxy Voting Policies and Procedures

The policies and procedures to determine how to vote proxies relating to the securities portfolio is available without charge by contacting investor relations at California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660; by email at invest@calfirstlease.com; or on the Securities and Exchange Commission’s website at www.sec.gov. The Company’s initial report on its proxy voting record for the twelve-month period ended June 30, 2022 will be available after August 31, 2022.

Quarterly Portfolio Information

The Company will file its complete schedule of investments with the SEC for the first and the third quarter of each fiscal year on Form N-PORT beginning in the third calendar quarter of 2022. The Company’s Form N-PORT filings will be available on the SEC’s website at www.sec.gov.

Transfer Agent

Computershare Inc. serves as transfer agent and registrar with respect to Shares of the Company.

Independent Auditors

Eide Bailly, LLP serves as the independent registered public accounting firm to the Company.

(b) Not applicable

Item 2 Code of Ethics

The Company has adopted a code of ethics applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The Company undertakes to provide a copy of the code of ethics without charge upon request by phone to 1-800-496-4640, or by email at invest@calfirstlease.com.

Item 3 Audit Committee Financial Expert

The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee, and further that Mr. Cacciamatta is an “audit committee financial expert” as that term is defined in regulations issued by national securities exchanges and the 1940 Act.

Item 4 Principal Accountant fees and Services

	2022	2021
Audit Fees (1)	$72,000	$72,000
Tax Related Fees (2)	104,550	68,190
	$176,550	$140,190

1)     Includes fees for annual audit of Company’s financial statements and consulting on accounting matters.

2)     Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee must approve, in advance, all non-audit fees paid to the independent accountants and review and approve all related-party transactions.

Item 5. Audit Committee of Listed Registrants. Not applicable insofar as the Company is not a listed issuer under the Securities Exchange Act of 1934, as amended.

California First Leasing Corporation	Annual Report for June 30, 2022

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

California First Leasing Corporation

Proxy Voting Policies and Procedures

 (March 2022)

California First Leasing Corporation, a California corporation (the “Company”), has delegated its proxy voting responsibility to its Compliance Officer (the “CO”). The Proxy Voting Policies and Procedures of the CO are set forth below. These guidelines will be reviewed periodically by the Board of Directors with the CO and the Company’s Audit Committee and, accordingly, are subject to change.

Introduction

As a corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the CO has a fiduciary duty to act solely in the best interests of the Company and its shareholders. As part of this duty, the CO recognizes that it must vote the Company’s securities in a timely manner free of conflicts of interest and in the best interests of the Company.

Proxy Policies

The CO will vote proxies relating to the Company’s portfolio securities in the best interest of the Company and its shareholders. The CO will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by the Company. Although the CO will generally vote against proposals that may have a negative impact on its portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.   To ensure that the vote is not the product of a conflict of interest, the Audit Committee requires that: (i) the CO disclose any potential conflict that she is aware of and any contact that she has had with any interested party regarding a proxy vote to the Audit Committee; and (ii) CO is prohibited from revealing how the Company intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

Shareholders may obtain information, without charge, regarding how the Company voted proxies with respect to the Company’s portfolio securities by making a written request for proxy voting information to:  Compliance Officer, California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

As of the date of this filing, the identification of securities to buy or sell and overall direction of the investment portfolio is led by Patrick E. Paddon, the Company’s Chief Executive Officer and majority shareholder. In addition to over 40-years of experience evaluating businesses for purposes of extending lease and loan credit, Mr. Paddon has been actively investing in equity securities for over 15 years. The investment committee also includes Glen Tsuma, Chief Operating Officer for over 30 years, and Leslie Jewett, Chief Financial Officer for over 25 years, both with long histories as members of the credit committee that approves all lease transactions. The compensation for Mr. Paddon, Mr. Tsuma and Ms. Jewett consists entirely of fixed base salary, there is no incentive compensation plan applicable to them, and as of June 30, 2022, the value of each of their investment in CFNB common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures.

a)    The Principal Executive Officer and Principal Financial Officer of the Company have concluded that the Company’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Act are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.

b)    There have been no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

California First Leasing Corporation	Annual Report for June 30, 2022

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)        (1) See Item 2

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act is attached hereto.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

California First Leasing Corporation

By:	/s/ Patrick E. Paddon
Patrick E. Paddon
Chairman and Chief Executive Officer
August 25, 2022

By:	/s/ S. Leslie Jewett
S. Leslie Jewett
Chief Financial Officer
August 25, 2022